                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 5, 2006

                                   SWMX, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                333-130586                  20-5296949
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       (State or other            (Commission                 (IRS Employer
jurisdiction of incorporation)    File Number)             Identification No.)

               1 Bridge Street
                 Irvington, NY                                    10533
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    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 406-8400

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          (Former name or former address, if changed since last report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY
             ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 5, 2006, Charles Omphalius resigned from his position as a member of the Registrant's board of directors, effective immediately.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 11, 2006                     SWMX, INC.

                                             By:  /s/ James Caci
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                                                James Caci
                                                Chief Financial Officer